                                                                      Exhibit 24

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              EDWARD G. BEIMFOHR


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.


                              /s/ Edward G. Beimfohr
                              ----------------------------
                              EDWARD G. BEIMFOHR

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              CAROLE L. BROOKINS


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.



                              /s/ Carole L. Brookins
                              --------------------------
                              CAROLE L. BROOKINS

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               EDWARD M. CARSON


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.


                              /s/ Edward M. Carson
                              -----------------------
                              EDWARD M. CARSON

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                DAVID E. FISHER

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.


                              /s/ David E. Fisher
                              --------------------------------------------------
                              DAVID E. FISHER

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                BURTON M. JOYCE

hereby constitute and appoint George H. Valentine and Francis G. Meyer, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.



                              /s/ Burton M. Joyce
                              -----------------------------------------------
                              BURTON M. JOYCE

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                ANTHONY W. LEA


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.



                                   /s/ Anthony W. Lea
                                  -----------------------------------
                                  ANTHONY W. LEA

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                              JOHN R. NORTON III


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.



                                   /s/ John R. Norton, III
                                  ------------------------------------
                                  JOHN R. NORTON III

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                                HENRY R. SLACK


hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.



                                   /s/ Henry R. Slack
                                  ------------------------------------
                                  HENRY R. SLACK

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                               FRANCIS G. MEYER

hereby constitute and appoint George H. Valentine and Burton M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as Senior Vice President and Chief Financial Officer of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.



                              /s/ Francis G. Meyer
                              -------------------------------------------------
                              FRANCIS G. MEYER

                               POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS, That I,

                            WILLIAM R. LOOMIS, JR.

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and any amendments or supplements thereto, and to file said Annual Report and any amendment or supplement thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

     WITNESS my hand this 18th day of February, 1999.



                              /s/ William R. Loomis, Jr.
                              --------------------------------------------------
                              WILLIAM R. LOOMIS, JR.